UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 8, 2009

ENTERPRISE GP HOLDINGS L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-32610	13-4297064
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Louisiana, 10th Floor, Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)
(713) 381-6500 (Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 1, 2009, Enterprise GP Holdings L.P. (“Enterprise GP Holdings”) and EPE Holdings, LLC (“EPE Holdings”) adopted Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements — an Amendment of ARB No. 51 (“SFAS 160”).  EPE Holdings is the general partner of Enterprise GP Holdings.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference are retrospectively adjusted versions of Items 6, 7, 7A, 8 and 15 – Exhibit 12.1 of Enterprise GP Holdings’ Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as filed with the Securities and Exchange Commission (“SEC”) on March 2, 2009 (the “Form 10-K”), which reflect the adoption of SFAS 160 and the resulting change in the presentation and disclosure requirements relating to the financial statements for all periods presented in accordance with the requirements of SFAS 160.  All other Items of the Form 10-K remain unchanged.  The information in Exhibit 99.1 does not reflect events or developments that occurred after March 2, 2009. More current information is contained in the Enterprise GP Holdings’ Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009 and other filings with the SEC. The Form 10-Q and other filings contain important information regarding events or developments that have occurred since the filing of the 2008 Form 10-K.  This Current Report on Form 8-K should be read in conjunction with the portions of the Form 10-K that have not been updated herein.

Attached as Exhibit 99.2 to this Current Report on Form 8-K is a retrospectively adjusted version of the consolidated balance sheet of EPE Holdings as of December 31, 2008, as filed with the SEC on March 12, 2009, which reflects the adoption of SFAS 160 and the resulting change in the presentation and disclosure requirements relating to the consolidated balance sheet presented in accordance with the requirements of SFAS 160.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This current report contains various forward-looking statements and information that are based on our beliefs and those of our general partner, as well as assumptions made by us and information currently available to us.  When used in this document, words such as “anticipate,” “project,” “expect,” “plan,” “seek,” “goal,” “estimate,” “forecast,” “intend,” “could,” “should,” “will,” “believe,” “may,” “potential” and similar expressions and statements regarding our plans and objectives for future operations, are intended to identify forward-looking statements.  Although we and our general partner believe that such expectations reflected in such forward-looking statements are reasonable, neither we nor our general partner can give any assurances that such expectations will prove to be correct.  Such statements are subject to a variety of risks, uncertainties and assumptions as described in more detail in Part I, Item 1A of our 2008 Form 10-K and Part II, Item 1A of our quarterly report on Form 10-Q filed on May 11, 2009.  If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, our actual results may vary materially from those anticipated, estimated, projected or expected.  You should not put undue reliance on any forward-looking statements.

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Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP
23.2	Consent of Deloitte & Touche LLP
99.1	Recast Items 6, 7, 7A, 8 and 15 – Exhibit 12.1 of Enterprise GP Holdings L.P.’s Annual
Report on Form 10-K for the fiscal year ended December 31, 2008
99.2	Recast Consolidated Balance Sheet of EPE Holdings, LLC on Form 8-K at
December 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE GP HOLDINGS L.P.

By: EPE Holdings, LLC, as General Partner

Date: July 8, 2009	By:	s/ Michael J. Knesek
	Name:	Michael J. Knesek
	Title:	Senior Vice President, Controller and Principal Accounting Officer of EPE Holdings, LLC

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